                                                                EXHIBIT 99.2

                           CREDIT LINE LOAN AGREEMENT

     TICKETMASTER ONLINE-CITYSEARCH, INC. (the "BORROWER") and USA NETWORKS, INC. (the "LENDER"), for valuable consideration, the receipt of which is hereby acknowledged, enter into this Credit Line Loan Agreement (this "AGREEMENT") and agree as follows on and as of January 31, 2001:

I.   DEFINITIONS.

     Each reference herein to:

     A. "AVERAGE RATE" shall mean the weighted average rate of interest actually paid by the Lender during each calendar month (or part thereof) from the date hereof through the Maturity Date under the Credit Agreement, as amended from time to time, dated February 12, 1998, to which USA Networks, Inc., USANi LLC and The Chase Manhattan Bank, as administrative agent, syndication agent and collateral agent, are parties;

     B. "BOOKS AND RECORDS" shall mean all books, correspondence, credit files, records and other documents relating directly or indirectly to the Obligations, including, without limitation, all tapes, cards, runs, databases, software programs, diskettes, and other papers and documents in the possession or control of the Borrower, any computer service bureau, or other agent or independent contractor;

     C. "LOAN DOCUMENTS" shall mean this Agreement, the Note, and any amendments thereto, and any and all other documents related to this Agreement and/or the Credit Line Loan;

     D. "MATERIAL ADVERSE CHANGE" shall mean with respect to the Borrower and any of its respective properties or revenues, an event, action or condition that would or is reasonably likely to (i) adversely affect the validity or enforceability of, or the authority of the Borrower to perform its obligations under, the Loan Documents, or (ii) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Borrower and any of its respective properties, taken as a whole, or the ability of the Borrower to perform its obligations under any of the Loan Documents;

     E. "MATURITY DATE" shall mean any date on which the Lender demands repayment of the Credit Line Loan on or after May 1, 2001;

     F. "OBLIGATIONS" shall mean, collectively, all of the obligations and liabilities of the Borrower to Lender, whether for principal, interest (including, without limitation, interest accruing at the then applicable rate provided herein after the Maturity Date and interest accruing at the then applicable rate provided herein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), expenses,


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

          indemnities or otherwise, and whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, under or in respect of any of the Loan Documents; and

     G.   "STATE" shall mean the State of New York.

II.  LINE OF CREDIT.

     A. CREDIT LINE LOAN. This Agreement evidences a line of credit for the Borrower's short-term borrowing needs (the "CREDIT LINE LOAN") with a credit limit (the "CREDIT LIMIT") of the maximum principal sum of Twenty-Five Million Dollars ($25,000,000.00). Notwithstanding the foregoing, for so long as a Demand Note, made by Ticketmaster
          Group, Inc. and payable to Lender or to its order, dated as of January 29, 2001 (the "DEMAND NOTE"), is outstanding, the Credit Limit shall be $25,000,000 less any amount outstanding on the Demand Note, which amount is estimated to be $20,786,000 as of the date hereof.

     B. ADVANCES UNDER CREDIT LINE LOAN. Subject to the satisfaction of all conditions precedent set forth in Section IV, the Lender agrees to make advances to the Borrower under the Line of Credit up to the Credit Limit until the earlier of the Maturity Date or any earlier termination of the Lender's commitment upon the occurrence of an Event of Default.

          Each advance under the Credit Line Loan shall be disbursed by wire transfer to such account as the Borrower may designate in accordance with Section VII(B).

          Prior to the earlier of the Maturity Date or any earlier termination of the Lender's commitment upon the occurrence of an Event of Default, the Borrower may borrow, repay and re-borrow the Credit Line Loan, provided that the Credit Line Loan shall never exceed the Credit Limit.

          Upon the earlier of the Maturity Date or termination of the Lender's commitment upon the occurrence of an Event of Default as provided in
          Section VI below the Credit Limit shall automatically and immediately be reduced to zero.

     C. EXCESS ADVANCES. If for any reason the aggregate outstanding principal balance of the Credit Line Loan should at any time exceed the Credit Limit (other than by reason of the capitalization of interest provided for herein), the Borrower shall, without demand, not later than the close of business on the second business day thereafter immediately pay to the Lender a sum sufficient to reduce the outstanding principal balance of the Credit Line Loan to the Credit Limit plus accrued and unpaid interest.

     D. MINIMUM AMOUNT OF CREDIT LINE ADVANCE. Each advance under the Credit Line shall be in minimum amount of Five Hundred Thousand Dollars ($500,000.00) or the unadvanced balance of the Credit Limit, whichever is less.

     E. INTEREST ACCRUAL AND PAYMENT. Except as provided in Section II(H) below, the outstanding principal balance of the Credit Line Loan shall bear interest at the Average Rate, payable with respect to the Credit Line Loan in arrears as provided in the Note.


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     F.   DUE DATE. The entire outstanding principal balance of the Credit Line
          Loan and all accrued interest shall become due and payable on the Maturity Date, or, if earlier, the occurrence of an Event of Default hereunder as provided in Section VI.

     G. NOTE. The Credit Line Loan shall be evidenced by a separate promissory note of the Borrower dated as of the date hereof (the "NOTE" attached hereto as EXHIBIT A). Each reference to the Note shall include all amendments thereto and any additional or supplementary notes executed pursuant to this Agreement.

     H. DEFAULT INTEREST; INTEREST CALCULATION. All principal and other amounts outstanding and payable under the Note and not paid when due shall bear interest from the date due until paid in full at a rate per annum equal to 2% plus the Average Rate.

III. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants that:

     A. ORGANIZATION AND POWERS. (i) It is duly organized, validly existing and in good standing, (ii) it has the power and authority to own its properties and to carry on its business as now being conducted and is qualified to do business in every jurisdiction where such qualification is necessary, except where the failure to be so qualified will not have a material adverse effect on the Borrower and its subsidiaries taken as a whole ("MAE"), (iii) it has the power to execute, deliver and perform the Loan Documents, (iv) the execution, delivery and performance of the Loan Documents have been duly authorized by all requisite action, and (v) the execution, delivery and performance of the Loan Documents will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of Borrower or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower or the acceleration of any of its outstanding indebtedness, except for such violations, conflicts, breaches or defaults which would not individually or in the aggregate have a MAE.

     B. LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against or affecting the Borrower, except those that have been previously disclosed to the Lender.

     C. NO CONFLICT. The Borrower is not a party to any agreement or instrument or subject to any restriction materially or adversely affecting its business, properties or assets, operations or condition, financial or otherwise except those that have


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          been previously disclosed to the Lender. The Borrower has no knowledge that it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party except those defaults which would not individually or in the aggregate have a MAE.

IV.  CONDITIONS OF LENDING.

     A. EACH ADVANCE. The Lender shall be obligated to make advances, including the initial advance, under this Agreement only if on the date any such advance is requested and after giving effect thereto:

          (1) The representations and warranties in Section III hereof are true and correct in all material respects;

          (2)  All covenants in Section V hereof are complied with;

          (3)  No Event of Default exists;

          (4) Any advance shall be used either for general working capital purposes or for an Approved Transaction, as such term is defined in the Contribution Agreement, dated as of November 20, 2000, by and between Borrower and Lender; and

          (5) The Lender shall have received duly executed originals of (a) the original Loan Documents, and (b) a borrowing request executed by a duly authorized officer of the Borrower specifying the amount to be borrowed hereunder, the account to which the borrowed funds are to be paid, the date of the requested borrowing (which shall be not less than three business days after such borrowing request is received by the Lender) and certifying as to the satisfaction of the conditions set forth above in clauses (1), (2), (3) and
               (4) of this Section IV.

V.   COVENANTS.

     The Borrower covenants and agrees that:

     A. USE OF PROCEEDS. The Borrower will use the proceeds of the Credit Line Loan solely for working capital and general corporate purposes.

     B. RANKING. Principal and interest payable on the Credit Line Loan shall rank at least equal to all existing and future unsecured and unsubordinated indebtedness of the Borrower.

     C. LEGAL EXISTENCE; INSURANCE; ETC. The Borrower will (i) keep in full force and effect its legal existence, rights, licenses, permits and franchises necessary for the operation of its business as conducted prior to the date hereof, except for the relinquishment of such as would not individually or in the aggregate have a MAE;


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          (ii) operate its business in all material respects as conducted prior to the date hereof; (iii) maintain all property used and reasonably necessary in the conduct of its business and keep the same in good repair, working order and condition, and (iv) maintain adequate insurance on its business and properties.

     D. COMPLIANCE WITH LAWS. Each of the Borrower and its subsidiaries will comply in all material respects with all present and future applicable laws, ordinances, rules, regulations, directives and other requirements of all governmental instrumentalities.

     E. PAYMENT OF TAXES. Each of the Borrower and its subsidiaries will pay and discharge all taxes, assessments, and governmental charges imposed upon the Borrower, its income or its property before the same shall be in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid might become a lien upon any such properties, except for the failure to pay and discharge all taxes, assessments, charges and claims which will result in liens, the existence of which will not individually or in the aggregate have a MAE.

     F. INSPECTION. The Borrower will permit agents or representatives of the Lender, at reasonable hours and upon reasonable notice, to inspect the Books and Records of the Borrower and to make abstracts or reproductions thereof, all at the Borrower's expense.

     G. LIENS. Neither the Borrower nor any of its subsidiaries will create, assume or suffer to exist any mortgage, security interest, or lien on any if its assets, now or hereafter owned, or assign or otherwise convey any right to receive income, other than (i) liens securing indebtedness to the Lender, (ii) liens securing the payment of taxes not yet due, (iii) mechanics liens or liens imposed by law (other than for borrowed money, judgments or delinquent taxes), (iv) liens incurred in the ordinary course of business, and (v) other liens permitted in writing by the Lender.

     H. GUARANTIES; ETC. Neither the Borrower nor any of its subsidiaries will guarantee, endorse or otherwise become or be responsible for obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person or entity or agreement for the furnishing of funds to any other person or entity through purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging any indebtedness or obligation of such other person or entity, or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business and except for such other guarantees granted in the ordinary course of business of Borrower and it subsidiaries and consistent with past practice.

     I. INDEBTEDNESS. Neither the Borrower nor any of its subsidiaries will incur or permit to exist any indebtedness for borrowed money except:
          (i) indebtedness to the Lender, (ii) unsecured trade obligations incurred in the ordinary course of


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          business and (iii) any other indebtedness for borrowed money permitted in writing by the Lender.

     J. SALES AND TRANSFERS. Neither the Borrower nor its subsidiaries will sell, assign, lease, transfer, sell and leaseback, or otherwise dispose of all or any material amount of its assets to any person or entity or turn over the management of, or enter into a management contract with respect to, itself or such assets.

     K. NOTICE. If any one or more Events of Default or Material Adverse Changes shall occur, the Borrower shall, immediately after it becomes aware that any such Events of Default or Material Adverse Changes has occurred, give written notice to the Lender, specifying the nature of such event.

     L. FISCAL YEAR. The Borrower shall not change its fiscal year without the written consent of Lender.

VI.  EVENTS OF DEFAULT.

     A. EVENTS OF DEFAULT. If any one or more of the following events, herein called "EVENTS OF Default", shall occur, for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority, and such Event of Default shall be continuing:

          (1)  there occurs any Material Adverse Change;

          (2) any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall prove to be false or misleading in any material respect;

          (3) default shall be made in the payment of the principal or any accrued and capitalized interest, and the interest thereon, pursuant to the terms of the Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise;

          (4) default shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Borrower or its subsidiaries to be observed or performed pursuant to the terms of this Agreement, and such default shall continue for five days after written notice thereof, specifying such default and requesting that the same be remedied, shall have been given to the Borrower by the Lender;

          (5) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Borrower in an involuntary case under


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               the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

          (6) the commencement by the Borrower of a voluntary case under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by the Borrower in writing of its inability to pay its debts generally as such debts become due, or the taking of corporate action by the Borrower in furtherance of any such action;

          then, in addition to all other rights and remedies available to the Lender at law or in equity or otherwise, (i) if an Event of Default set forth in clauses (5) or (6) of this Section VI shall occur and be continuing, or shall exist, this Note automatically shall become immediately due and payable, together with interest accrued thereon, and any commitment of the Lender to make advances to the Borrower hereunder automatically shall terminate, all without presentment, demand, protest or notice of any kind, all of which are expressly waived to the fullest extent permitted by law and (ii) if an Event of Default other than an Event of Default set forth in clauses (5) or (6) of this Section VI shall occur and be continuing, or shall exist, the Lender may, at its sole option, by written notice to the Borrower, declare this Note to be, and this Note shall thereupon be and become, immediately due and payable, together with interest accrued thereon, whereupon any commitment of the Lender to make any advances to the Borrower hereunder shall automatically terminate, all without presentment, demand, protest or other notice of any kind, all of which are expressly waived to the fullest extent permitted by law.

VII.              MISCELLANEOUS.

          A. WAIVER OF EVENT OF DEFAULT. No delay in terminating the Lender's commitment under this Agreement and/or in making demand shall affect the rights of the Lender later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default hereunder.

          B. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its principal offices, or, as to each party, at such other address as be designated by such party by a


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               prior notice to the other party in accordance with the terms of this provision. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand, (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent if confirmation of transmission is received by the sender.

          C. SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive any making by the Lender of the Credit Line Loan and the execution and delivery of any Loan Document and shall continue in full force and effect until this Agreement is terminated and all the Obligations are paid in full.

          D. LEGAL FEES AND EXPENSES; ADDITIONAL FEES AND CHARGES. The Borrower will pay all expenses incurred by the Lender in connection with the preparation of the Loan Documents, the making of the Credit Line Loan, and the enforcement of the rights of the Lender in connection with this Agreement, any of the other Loan Documents and the Credit Line Loan, including, but not limited to, the reasonable fees of its counsel, plus the disbursements of said counsel.

          E. CHOICE OF LAW. This Agreement and all the other Loan Documents shall be construed in accordance with and governed by the laws of the State, without reference to the choice-of-law principles thereof.

          F. WRITTEN MODIFICATION AND WAIVER. No modification or waiver of any provision of this Agreement or of any of the other Loan Documents nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

          G. DOCUMENTATION. All documents required hereunder shall be in form and substance satisfactory to the Lender.

          H. REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of the Note or any other document which is not of public record, and, in the case of any such loss, theft, destruction, mutilation, upon cancellation of such Note or other document, the Borrower will issue, in lieu thereof, a replacement note or other document in the same principal amount thereof and otherwise of like tenor.

          I. UNENFORCEABILITY. In the event any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is


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               held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

          J. REMEDIES CUMULATIVE. No course of dealing on the part of Lender or any delay or failure on the part of Lender to exercise any right shall operate as a waiver of the right or otherwise prejudice Lender's rights, powers and remedies. All of the Lender's rights and remedies shall be cumulative.

          K. MAXIMUM RATE OF INTEREST. All provisions of this Agreement are expressly subject to the condition that in no event shall the amount paid or agreed to be paid to the Lender hereunder and deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance of the Credit Line Loan allowed by applicable law (the "MAXIMUM ALLOWABLE RATE"), which shall mean the law in effect on the date of this Agreement, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to this Agreement, then this Agreement shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this Agreement results in the interest rate hereunder being in excess of the Maximum Allowable Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, the Lender receives an amount which under applicable law would cause the interest rate set forth in this Agreement to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance of the Credit Line Loan and not a payment of interest.

          L. JURISDICTION AND VENUE. The Borrower irrevocably consents that any legal action or proceeding against it or any of its property with respect to any matter arising under or relating to this Agreement and the other Loan Documents may be brought in any court of the State, or any Federal Court of the United States of America located in the State, as the Lender may elect, and by execution and delivery of this Agreement the Borrower hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower further irrevocably consents to the service or process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth herein. The foregoing, however, shall not limit the Lender's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Borrower irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement and the other Loan Documents, and further irrevocably waives any claim that the State is not a convenient forum for any such suit, action or proceeding.

          M. WAIVER OF PRESENTMENT; ETC. The Borrower expressly waives presentment, notice of dishonor, protest and notice of non-payment.


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          N.   INTEGRATION. The Loan Documents supersede all prior agreements between the parties with respect to the Credit Line Loan, whether oral or written, including, without limitation, all correspondence between counsel for the respective parties. The Loan Documents constitute the entire agreements between the parties with respect to the Credit Line Loan, and the rights, duties, and obligations of the parties with respect thereto.

          O. LENDER LIABILITY. The Lender shall not be liable for any loss sustained by any party resulting from any action, omission, or failure to act by the Lender, whether with respect to the exercise or enforcement of the Lender's rights or remedies under the Loan Documents, the Credit Line Loan, or otherwise, unless such loss is caused by the actual willful misconduct of the Lender conducted in bad faith. IN NO EVENT SHALL THE LENDER EVER BE LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES, ANY RIGHT OR CLAIM THERETO BEING EXPRESSLY AND UNCONDITIONALLY WAIVED.

          P. LENDER'S DECISIONAL STANDARDS. To the extent that applicable laws require the Lender's actions or decisions under the Loan Documents to be conducted in good faith, the term "good faith" shall be defined (using a subjective standard) as honesty in fact with regard to the conduct or transaction concerned based upon the facts and circumstances actually known to the individual(s) acting for the Lender, and such requirement may be satisfied by reliance upon the advice of attorneys, accountants, appraisers, architects, engineers, or other qualified professionals.

          Q. DESCRIPTIVE HEADINGS; CONTEXT. The captions in this Agreement are for convenience of reference only and shall not define or limit any provision. Whenever the context requires, reference in this Agreement to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural, and, in each case, vice versa.

          R. ACKNOWLEDGEMENT OF COPY. The Borrower acknowledges that it has received a fully executed copy of this Agreement.


                                   * * * * * *


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         IN WITNESS WHEREOF, the Borrower and the Lender, by persons duly authorized, have executed this Agreement on and as of the date first above written.

                                  TICKETMASTER ONLINE-CITYSEARCH, INC.


                                      By: /s/ John Pleasants
                                         -----------------------------------
                                         Name:  John Pleasants
                                         Title: Chief Executive Officer


                                      By: /s/ Bradley K. Serwin
                                         -----------------------------------
                                         Name:  Bradley K. Serwin
                                         Title: General Counsel


                                  USA NETWORKS, INC.


                                      By: /s/ Julius Genachowski
                                         -----------------------------------
                                         Name:  Julius Genachowski
                                         Title: Senior Vice President
                                                and General Counsel


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                                                                  EXHIBIT A



                        CREDIT LINE LOAN PROMISSORY NOTE

MAXIMUM PRINCIPAL AMOUNT:  $25,000,000.00                   NEW YORK, NEW YORK
                                                             January 31, 2001


BORROWER:         TICKETMASTER ONLINE-CITYSEARCH, INC.

LENDER:           USA NETWORKS, INC.

                             ADDITIONAL DEFINITIONS

LENDER'S ADDRESS:   152 West 57th Street, 42nd Floor, New York, New York, 10019

INTEREST RATE: The interest rate per annum equal to the Average Rate, as such term is defined in the Loan Agreement.

LOAN AGREEMENT: That certain Loan Agreement dated as of the date hereof between the Lender and the Borrower relating to the indebtedness evidenced hereby, the terms and provisions of which are incorporated herein by reference.

All capitalized words or phrases which are not otherwise specifically defined hereinabove or elsewhere in this Note shall have the meaning assigned in the Loan Agreement.

1. PROMISE TO PAY. FOR VALUE RECEIVED, the Borrower promises to pay to the order of the Lender, on the Maturity Date or on such earlier date as the Obligations under the Loan Agreement may become due and payable upon acceleration, the Maximum Principal Amount or, if less, the aggregate unpaid principal amount of the Credit Line Loan made by the Lender to the Borrower pursuant to the Loan Agreement; together with interest at the Average Rate on the unpaid principal balance, plus all accrued interest that has been capitalized into principal, hereof from time to time outstanding. Interest shall accrue in arrears, and shall be capitalized into principal on the last business day of each calendar month. Interest shall be payable only on the Maturity Date or on such earlier date as the Obligations under the Loan Agreement may become due and payable upon acceleration. Notwithstanding the foregoing, from and after the date payment is due, all principal and other amounts outstanding and payable under this Note shall bear interest at a rate per annum equal to 2% plus the Average Rate until paid in full.

2. PAYMENT PROVISIONS. All sums payable hereunder are payable in lawful money of the United States of America and in immediately available funds at the Lender's Address or at such place or places as the Lender, its successors or assigns may designate in writing. If this Note or any payment hereunder becomes due on a Saturday, Sunday or other holiday on which the Lender is authorized to close, the due date of this Note or payment shall be extended to the next succeeding business day, but all interest or fees shall be calculated based on the actual time of payment. On the Maturity Date or on such earlier date as the Obligations under the Loan Agreement may become due and payable upon


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

     acceleration, this Note shall become immediately due and payable.

3. REVOLVING CREDIT FACILITY. Prior to the earlier of the Maturity Date or any earlier termination of the Lender's commitment upon the occurrence of an Event of Default, the Borrower may borrow, repay and re-borrow the Credit Line Loan, up to the Credit Limit.

4. FEES AND EXPENSES. The Borrower will pay all expenses incurred by the Lender in connection with the preparation of the Loan Documents, the making of the Credit Line Loan evidenced by this Note, and the enforcement of the rights of the Lender in connection with this Note and the Loan Documents, including, but not limited to, the reasonable fees of its counsel, plus the disbursements of said counsel. The Borrower further agrees to pay to the Lender on demand all reasonable fees, costs and expenses incurred by the Lender in connection with the administration of this Credit Line Loan.

5. WAIVER. The Borrower expressly waives presentment, notice of dishonor, protest and notice of nonpayment.

6. CHOICE OF LAW. This Note shall be construed in accordance with and governed by the laws of the State of New York, without reference to the choice-of-law principles thereof.

WITNESS:

                                      TICKETMASTER ONLINE-CITYSEARCH, INC.


                                        By:
------------------                         -----------------------
                                           NAME
                                           TITLE


                                        By:
------------------                         -----------------------
                                           NAME
                                           TITLE


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